Exhibit 99.2

CERTIFICATION

In connection with the Annual Report of Woodworkers Warehouse, Inc. (the “Company”) on Form 10-K for the fiscal year ended March 1, 2003 (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted in Section 906 of the Sarbanes-Oxley Act of 2002, I, RICK C. WELKER, Vice President, Treasurer and Chief Financial Officer of the Company, certify that to the best of my knowledge:

1.    The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 30, 2003

    /s/      Rick C. Welker

Rick C. Welker,

Vice President, Treasurer

and Chief Financial Officer